UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 17, 2007

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 683-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On July 23, 2007, EXACT Sciences Corporation (the “Company”) announced its financial and operating results for the quarter ended June 30, 2007.  A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05               Costs Associated With Exit or Disposal Activities.

On July 18, 2007, the Company notified five employees of their termination from the Company, effective August 31, 2007, under a plan of termination described in paragraph 8 of FASB Statement of Financial Accounting Standards No. 146 “Accounting For Costs Associated With Exit or Disposal Activities,” pursuant to which charges will be incurred under generally accepted accounting principles (the “Restructuring”).  The Restructuring is designed to eliminate the Company’s sales and marketing functions to reduce costs and better preserve the Company’s cash resources.  The Restructuring was initiated in connection with a letter of intent between the Company and Laboratory Corporation of America Holdings (“Labcorp”) to transition responsibility for all sales and marketing activities related to Labcorp’s testing service, PreGen-Plus.

The Company estimates that the total charges for the Restructuring will range from between $100,000 and $800,000, relating to one-time termination benefits arising under severance agreements with each of the terminated employees.  These costs are expected to be recorded in the third fiscal quarter of 2007.  Because the right to receive severance payments from the Company will be dependent upon when and if the terminated employees secure employment with another employer during the defined severance period, the charges that will actually be recorded cannot be determined at this time.  All of the charges will result in future cash expenditures.  The Company continues to assess its facility needs and other costs and could incur additional restructuring charges, in the form of write-offs of leasehold improvements, other fixed assets or other facility charges in the event facilities are reduced.

Information contained in this Current Report on Form 8-K that relates to the Company’s anticipated expense reductions, restructuring charges, financial performance, business prospects and plans, and similar matters are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from the future results expressed or implied by the forward-looking statements. All information set forth herein is current as of the date of this Current Report on Form 8-K.  The Company undertakes no duty to update any statement in light of new information or future events except as required by applicable law.  For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including, but not limited to, its latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On July 17, 2007, the Company’s President and Chief Executive Officer, Don M. Hardison, announced his intention to resign as President and Chief Executive Officer effective July 18, 2007.  The Company and Mr. Hardison have agreed that Mr. Hardison will remain employed by the Company in a non-executive role as a special advisor, until August 31, 2007.  Mr. Hardison also resigned from the Company’s Board of Directors on July 18, 2007.

(c)           On July 18, 2007, the Company appointed Patrick J. Zenner, one of its current directors, as Executive Chairman and interim Chief Executive Officer.  In connection with his appointment as interim Chief Executive Officer, Mr. Zenner has stepped down from his position as a member of the Company’s Compensation Committee.  Mr. Zenner continues to serve as a member of the Company’s Board of Directors.  At this time, the details of Mr. Zenner’s employment arrangement have not been determined.  Mr. Zenner, age 60, has been a director of the Company since March 2003.  Mr. Zenner served as interim Chief Executive Officer of Curagen Corporation from May 2005 to March 2006.  In January 2001, Mr. Zenner retired from Hoffmann-La Roche Inc., North America, the prescription drug unit of the Roche Group, a leading research-based health care enterprise, where he served as President and Chief Executive Officer since 1993.  Mr. Zenner joined Hoffman-La Roche Inc. in 1969 and held a number of domestic and international management positions at the company prior to becoming Chief Executive Officer in 1993.  Mr. Zenner holds a BS in business administration from Creighton University and an MBA from Fairleigh Dickinson University and is a Trustee of both universities.

On July 18, 2007, the Company promoted Jeffrey R. Luber to President, to serve until his successor is duly elected and qualified or until his earlier resignation or removal.  Mr. Luber, age 40, served as Senior Vice President, Chief Financial Officer and Treasurer since April 28, 2006, and as General Counsel and Secretary since November 2002.  From February 2000 to November 2002, Mr. Luber served as Vice President of Finance and Administration, Legal Counsel and Secretary for Kaon Interactive Inc.  From March 1999 to February 2000, Mr. Luber was General Counsel for Community Rehab Centers, a private outpatient physical therapy company with operations in several states.  From December 1996 to March 1999, Mr. Luber was employed by Concentra Managed Care, Inc., a publicly-traded nationwide provider of managed care services, most recently as Assistant Vice President and Associate General Counsel.  Mr. Luber received his BS in business administration from Southern Connecticut State University, and his J.D. and M.B.A. from Suffolk University.

On July 18, 2007, the Company promoted Charles R. Carelli, Jr. to Senior Vice President, Chief Financial Officer, Treasurer and Secretary, to serve until his successor is duly elected and qualified or until his earlier resignation or removal.  Mr. Carelli, age 36, served as Vice President Finance since April 13, 2006, and as Controller and principal accounting officer from November 9, 2004 to April 12, 2006.  Mr. Carelli served as Controller from August 1999 to April 2004 and as Director of Finance from April 2004 to November 2004 at Alkermes, Inc., a publicly-traded pharmaceutical company.  From 1997 to 1999, Mr. Carelli served in various financial roles at Creative BioMolecules, Inc., a publicly traded biotechnology company.  From 1993 to 1997, Mr. Carelli was employed by Deloitte & Touche LLP.  Mr. Carelli is a Certified Public Accountant and holds a BA in Accounting from Assumption College.

On July 18, 2007, the Company promoted David W. Nikka to Chief Operating Officer, to serve until his successor is duly elected and qualified or until his earlier resignation or removal.  Mr. Nikka, age 52, has served as Senior Vice President, Corporate Development since July 21, 2006 and as Vice President, Resources and Development from June 2001 to July 2006.  Mr. Nikka served as Vice President, Strategic Development from 2000 to 2001 and as Vice President, Human Resources from 1997 to 2000 at Abiomed, Inc., a publicly-traded cardiovascular medical device company.  From 1989 to 1997, Mr. Nikka was employed by Genzyme Corporation in several positions including Vice President, Site Manager for Genetic Design, a paternity and identity testing laboratory and Vice President, Human Resources of Genzyme Genetics.  Mr. Nikka holds a Bachelors Degree from Boston University.

Item 8.01               Other Events.

On July 20, 2007, the Company adjourned its annual meeting of stockholders to August 10, 2007.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

99.1                           Press Release issued by the registrant on July 23, 2007, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

July 23, 2007	By:	/s/ Charles R. Carelli, Jr.
Charles R. Carelli, Jr.
Senior Vice President, Chief Financial
Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on July 23, 2007, furnished herewith.